Exhibit 1.1

KKR FINANCIAL HOLDINGS LLC

8.375% Senior Notes due 2041

Underwriting Agreement

November 7, 2011

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC

Wells Fargo Securities, LLC

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

UBS Securities LLC

677 Washington Boulevard

Stamford, CT 06901

Wells Fargo Securities, LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), $225,000,000 aggregate principal amount of its 8.375% Senior Notes due 2041 (the “Underwritten Securities”) and, at the option of the Underwriters, up to an additional $33,750,000 aggregate principal amount of its 8.375% Senior Notes due 2041 (the “Option Securities”) to cover over-allotments, if any, pursuant to Section 2 hereof.  The Underwritten Securities and the Option Securities are herein referred to as the “Securities”.  The Securities will be issued pursuant to an indenture to be dated as of November 15, 2011, as supplemented by a supplemental indenture to be dated as of November 15, 2011 (as supplemented, the “Indenture”) between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”).

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.                             Registration Statement.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-167479) including a prospectus (the “Basic Prospectus”), relating to the registration of certain securities described therein, including the Securities.  Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the Basic Prospectus together with the preliminary prospectus supplement dated November 7, 2011 specifically relating to the Securities; and the term “Prospectus” means the Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Securities were first made (the “Execution Time”), the Company had prepared the following information (collectively, the “Disclosure Package”): a Preliminary Prospectus dated November 7, 2011, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex F hereto.

2

2.                             Purchase of the Securities by the Underwriters.

(a)                                  The Company agrees to issue and sell the Underwritten Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Underwritten Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 96.85% of the principal amount thereof with respect to Underwritten Securities sold to retail investors (the “Retail Purchase Price”) and at a price equal to 98.00% of the principal amount thereof with respect to Underwritten Securities sold to institutional investors (the “Institutional Purchase Price”) plus accrued interest, if any, from November 15, 2011 to the Closing Date (as defined below).

In addition, the Company agrees to issue and sell the Option Securities to the several Underwriters as provided in this Agreement to cover over-allotments, if any, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Securities at the Retail Purchase Price plus accrued interest, if any, from the Closing Date to the date of payment and delivery.

If any Option Securities are to be purchased, the principal amount of Option Securities to be purchased by each Underwriter shall be the principal amount of Option Securities which bears the same ratio to the aggregate principal amount of Option Securities being purchased as the principal amount of Underwritten Securities set forth opposite the name of such Underwriter in Schedule 1 hereto (or such amount increased as set forth in Section 10 hereof) bears to the aggregate principal amount of Underwritten Securities being purchased from the Company by the several Underwriters, subject, however, to such adjustments to ensure that the Option Securities are not issued in minimum denominations of less than $25 and whole multiples of $25 in excess thereof as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase the Option Securities at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company.  Such notice shall set forth the aggregate principal amount of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or, with respect to Option Securities to be delivered after the Closing Date,

3

no earlier than two or later than ten full business days (as hereinafter defined)  after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof).

(b)                         The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Prospectus.  The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(c)                          Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Underwritten Securities, at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 at 10:00 A.M. New York City time on November 15, 2011, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Securities.  The time and date of such payment for the Underwritten Securities is referred to herein as the “Closing Date” and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the nominee of The Depository Trust Company (“DTC”), for the respective accounts of the several Underwriters of the Securities to be purchased on such date of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of such Securities duly paid by the Company.  The Global Note will be made available for inspection by the Representatives at the office of Davis Polk & Wardwell LLP set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(d)                         The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person.  Additionally, neither the Representatives nor any other Underwriter is advising the Company or any

4

other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3.                             Representations and Warranties.  The Company and KKR Financial Advisors LLC, a Delaware limited liability company (the “Manager”), jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 3 that:

(a)                          Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(b)                         Disclosure Package.  The Disclosure Package, at the Execution Time, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in such Disclosure Package, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof.

5

(c)                          Issuer Free Writing Prospectus.  Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) (an “Issuer Free Writing Prospectus”)) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex F hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives.  Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any Preliminary Prospectus deemed to be a part thereof that has not been superseded or modified.

(d)                         Registration Statement and Prospectus.  The Registration Statement has become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the Company’s knowledge, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or

6

necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(e)                          Incorporated Documents.  The documents incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                            Organization and Good Standing.  Each of the Company and its subsidiaries has been duly formed or incorporated, as the case may be, and is validly existing as a limited liability company, business or statutory trust, or corporation, as the case may be, in good standing under the laws of the jurisdiction in which it is formed or incorporated, as the case may be, with full limited liability company, trust or corporate power and authority as a limited liability company, business or statutory trust, or corporation, as the case may be, to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Prospectus; and each of the Company and its subsidiaries is duly qualified to do business as a foreign limited liability company, business or statutory trust, or corporation, as the case may be, and is in good standing under the

7

applicable laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), members’ or shareholders’ equity, results of operations, assets or business of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(g)                         Subsidiary Shares.  All the outstanding shares of capital stock, trust securities or limited liability company interests, as the case may be, of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Prospectus, all outstanding shares, trust securities and limited liability company interests of the subsidiaries are owned by the Company either directly or indirectly, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

(h)                         Capitalization.  The Company’s authorized capitalization is as set forth in the Disclosure Package and the Prospectus under the caption “Capitalization” in the line items “Common shares” and “Preferred shares”.

(i)                             Description of Notes.  The statements set forth under the heading “Description of Notes” in the Preliminary Prospectus and the Prospectus, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture provide a fair summary of such provisions.

(j)                             No Consents Required.  No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Securities Act and the Exchange Act and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectus.

(k)                          No Conflicts.  None of the execution and delivery of this Agreement, the Indenture, the Securities, the issuance and sale of the Securities nor the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, nor compliance by the Company and the Manager with the terms and provisions of this Agreement, the Indenture, the Securities and the Amended and Restated Management Agreement, dated as of May 4, 2007 (as amended, the “Management Agreement”), as applicable, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its

8

subsidiaries pursuant to, (i) the charter or by-laws or other organizational or governing documents, as applicable, of the Company or any of its subsidiaries, including, without limitation, the certificate of formation of the Company and the Amended and Restated Operating Agreement of the Company (as amended, the “Operating Agreement”), (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries or the Manager is a party or bound or to which any property of the Company or any of its subsidiaries or the Manager is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any properties of the Company or any of its subsidiaries or the Manager, except (solely in the case of clauses (ii) and (iii) of this paragraph) for such breaches or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and which would not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement.

(l)                             No Registration Rights.  No holders or beneficial owners of securities of the Company have rights to the registration of such securities under the Registration Statement.

(m)                       Financial Statements.  The consolidated financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Preliminary Prospectus, the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise noted therein).  The selected financial data set forth under the caption “Selected Consolidated Financial Data” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 presents fairly in all material respects, on the basis stated therein, the information included therein.

(n)                         Legal Proceedings.  No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or the Manager or any property of the Company or any of its subsidiaries or of the Manager is pending or, to the knowledge of the Company and the Manager, threatened that if determined adversely to the Company or any of its subsidiaries or the Manager, as the case may be, (i) could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the

9

transactions contemplated hereby or (ii) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto filed after the Execution Time).

(o)                         Conduct of Operations.  Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(p)                         No Violation or Default.  Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws or other organizational documents, as applicable, including, without limitation, the certificate of formation of the Company or the Operating Agreement, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any properties of the Company or any of its subsidiaries, as applicable, except (solely in the case of clauses (ii) and (iii) of this paragraph) for such defaults or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Manager is not in violation or default of any provisions of the Management Agreement.

(q)                         The Indenture.  The Indenture has been duly qualified under the Trust Indenture Act.  The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law (collectively, the “Enforceability Exceptions”).

(r)                            Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and the Manager.

(s)                          The Securities.  The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming due authentication of the Securities by the Trustee) and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding

10

obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(t)                            Independent Accountants.  Deloitte & Touche LLP, who have rendered their report of independent registered public accounting firm on certain consolidated financial statements of the Company and its consolidated subsidiaries and delivered their report dated as of February 28, 2011 with respect to the audited consolidated financial statements included in the Disclosure Package and the Prospectus, are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and the rules and regulations of the Public Company Accounting Oversight Board.

(u)                         Tax and Information Returns.  The Company and its subsidiaries have filed all foreign, federal, state and local tax and information returns that are required to be filed or, if applicable, has requested extensions thereof (except in any case in which the failure so to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto filed after the Execution Time)) and have paid all taxes required to be paid by any of them and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto filed after the Execution Time).

(v)                         Insurance.  The Company and its subsidiaries carry or are covered by insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective assets, except where the failure to maintain such insurance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w)                       No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or other equity interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package, the Prospectus (exclusive of any supplement thereto filed after the Execution Time) and the Stock Purchase

11

Agreement dated March 4, 2008 among KKR Financial Corp., the Company and Rock Capital 2 LLC relating to the sale of KKR Financial Corp., as amended and restated on June 30, 2008, except that the Company’s special purpose subsidiaries (KKR Financial CLO 2005-2, Ltd., KKR Financial CLO 2006-1, Ltd., KKR Financial CLO 2007-1, Ltd., KKR Financial CLO 2007-4, Ltd., KKR Financial CLO 2007-A, Ltd., KKR Financial CLO 2008-1, Ltd., KKR Financial CLO 2009-1, Ltd., KKR Financial CDO 2005-1, Ltd., KKR Atlantic Funding Trust, KKR Pacific Funding Trust, KKR Financial CLO 2005-1, Ltd., KKR Financial CLO 2011-1, Ltd. and Wayzata Funding LLC) are precluded from paying any dividends and/or making any distributions of cash or earnings to the Company except as specifically provided in the respective indentures and/or credit agreements, as the case may be, to which such special purpose subsidiaries are parties.

(x)                           Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and, to the Company’s knowledge, neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto filed after the Execution Time).

(y)                         Accounting Controls.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(z)                           Disclosure Controls.  The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(aa)                    Sarbanes-Oxley Act.  The Company is in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder.

12

(bb)                  Compliance with Law.  The Company and its subsidiaries are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)                    Compliance With Environmental Laws and ERISA.  Neither the Company nor its subsidiaries nor the Manager has violated, received notice of or knows of any violation by the Company or its subsidiaries or the Manager with respect to any applicable environmental, safety or similar law, or any federal or state law relating to discrimination in the hiring, promotion or pay of employees performing services for the Company or its subsidiaries, or any applicable federal or state wages and hours law, or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, the violation of any of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(dd)                  No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any officer or director purporting to act on behalf of the Company has at any time (i) made any contributions to any candidate for state or national political office, or failed to disclose fully any such contributions, in either case, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the Company’s consolidated financial statements.

(ee)                    No Outstanding Related Party Loans.  There are no outstanding loans or advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors, affiliates that are natural persons or representatives that are natural persons of the Company or any of the members of the families of any of them.

(ff)                        Most Current Data.  To the knowledge of the Company, the industry, statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus is based on or derived from the most current available sources.

(gg)                  Intangible Property Rights.  To the extent applicable, the Company owns or possesses such licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights, software, trade secrets, other intangible property rights and know-how (collectively

13

“Intangibles”) as are necessary to entitle the Company to conduct its business, and the Company has not violated or received written notice of any infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, without limitation to the foregoing, the Company has a paid-up royalty free and non-exclusive license to use the service mark, corporate name and trade name “KKR.”

(hh)                  Lending Relationships.  Except as disclosed in the Disclosure Package and the Prospectus (exclusive of any supplement thereto filed after the Execution Time), the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding loan or credit facility owed to any affiliate of any of the Underwriters.

(ii)                          Management Agreement.  The Management Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and the Manager, enforceable against the Company and the Manager in accordance with its terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(jj)                          REIT.  KKR Financial Corp. has satisfied the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable years ended December 31, 2004 through December 31, 2007 and for the period from January 1, 2008 through June 30, 2008, and KKR Financial Holdings II, LLC has satisfied the requirements for qualification and taxation as a REIT under the Code for its taxable years ended December 31, 2007 through December 31, 2010, and its current and proposed method of operation will enable it to continue to qualify as a REIT for its taxable year ending December 31, 2011 and thereafter and all statements in the Disclosure Package and the Prospectus regarding KKR Financial Corp.’s and KKR Financial Holdings II, LLC’s qualification as a REIT are true, complete and correct in all material respects.

(kk)                    Investment Advisers Act.  The Manager is not prohibited by the Investment Advisers Act of 1940, as amended, or the rules or regulations promulgated thereunder from acting under the Management Agreement as contemplated by the Disclosure Package and the Prospectus; and the Manager is conducting its investment advisory operations as an investment adviser registered under the Investment Advisers Act of 1940, as amended, in reliance on the registration of Kohlberg Kravis Roberts & Co. (Fixed Income) LLC.

14

4.                             Further Agreements of the Company.  The Company and (for so long as the Manager is the manager under the Management Agreement) the Manager jointly and severally covenants and agrees with each Underwriter that:

(a)                          Required Filings.  The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the term sheet substantially in the form of Annex G hereto) to the extent required by Rule 433 under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b)                         Delivery of Copies.  The Company will deliver, without charge, (i) to the Representatives, a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(c)                          Amendments or Supplements, Issuer Free Writing Prospectuses.  Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

15

(d)                         Notice to the Representatives.  The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Disclosure Package or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)                          Ongoing Compliance.  (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will as soon as reasonably practicable notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date, (i) any event shall occur or condition shall

16

exist as a result of which the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Disclosure Package as may be necessary so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Disclosure Package will comply with law.

(f)                            Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)                         Clear Market.  For a period of 30 days after the date of the offering of the Securities, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to debt securities issued or guaranteed by the Company that are substantially similar to the Securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any such debt securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such debt securities, in cash or otherwise, without the prior written consent of the Representatives; provided that the Company may issue and sell the Securities to the Underwriters pursuant to this Agreement.

(h)                         Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

17

(i)                             No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(j)                             Exchange Listing.  The Company will use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange (the “Exchange”).

(k)                          Reports.  So long as the Securities are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system, provided, however, in no event shall the Company be required to furnish copies of any such documents that are filed and publicly accessible via the EDGAR database.

(l)                             Record Retention.  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

5.                             Certain Agreements of the Underwriters.  Each Underwriter hereby represents and agrees that it has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex F or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing or (iv) any free writing prospectus that is not required to be filed with the Commission pursuant to applicable rules.

6.                             Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase the Underwritten Securities on the Closing Date or the Option Securities on the Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

18

(a)                          Registration Compliance; No Stop Order.  No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)                         Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct on the date hereof as of the Execution Time and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)                          No Downgrade.  Subsequent to the earlier of (A) the Execution Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any of the Company’s debt securities by any “nationally recognized statistical rating organization”, as such term is defined under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any of the Company’s debt securities (other than an announcement with positive implications of a possible upgrading), including any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(d)                         No Material Adverse Change.  Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto), the Disclosure Package (exclusive of any amendment or supplement thereto) and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or

19

inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(e)                          Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Disclosure Package and the Prospectus and, to the best knowledge of such officers, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f)                            Comfort Letters.  On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)                         Opinion and 10b-5 Statement of Counsel for the Company.  Each of (i) Simpson Thacher & Bartlett LLP, counsel for the Company, and (ii) Nicole J. Macarchuk, Esq., General Counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and, in the case of Simpson Thacher & Bartlett LLP, its 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annexes A and B, respectively, hereto.

20

(h)                         Opinion of Delaware Counsel.  Richards, Layton & Finger, P.A., Delaware counsel for the Company, shall have furnished to the Representatives their opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex C hereto.

(i)                             Opinion Related to Tax Matters. Hunton & Williams LLP, special counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D hereto.

(j)                             Opinion Related to Other Matters. Willkie Farr & Gallagher LLP, special counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex E hereto.

(k)                          Opinion and 10b-5 Statement of Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Davis Polk & Wardwell LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(l)                             No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities.

(m)                       Exchange Listing.  An application for the listing of the Securities shall have been submitted to the Exchange.

(n)                         Additional Documents.  On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

21

(o)                         All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.                             Indemnification and Contribution.

(a)                          Indemnification of the Underwriters.  The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) or any Disclosure Package (including any Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)                         Indemnification of the Company.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses

22

are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Disclosure Package, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the third paragraph of text under the caption “Underwriting” in the Prospectus Supplement concerning the terms of offering by the Underwriters; and the eighth and ninth paragraphs of text under the caption “Underwriting” in the Prospectus Supplement regarding stabilization by the Underwriters..  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

(c)                          Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same

23

counsel would be inappropriate due to actual or potential differing interest between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                         Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the

24

one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities.  The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                          Limitation on Liability.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                            Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.                             Effectiveness of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

25

9.                             Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Securities, prior to the Additional Closing Date (i) trading in the Company’s Common Shares shall have been suspended by the Commission or the Exchange; (ii) trading in securities generally on the Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange; (iii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities in which the United States is involved or is reasonably likely to become involved, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto filed after the Execution Time).

10.                       Defaulting Underwriter.  (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)                         If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Securities to be purchased

26

on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)                          If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)                         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11.                       Payment of Expenses.  (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its and the Manager’s obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, any Issuer Free Writing Prospectus, any Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii)  the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may reasonably designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (v) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA and the approval of the Securities for book-entry transfer by DTC; (vi) all expenses

27

incurred by the Company in connection with any “road show” presentation to potential investors (except that the Underwriters shall pay one-half of the expenses of any aircraft chartered by the Company and the Underwriters for such “road show” and all of their own costs and expenses, including all travel, lodging and other expenses of the Underwriters incurred by them in connection with any “road show”); and (ix) all expenses and application fees related to the listing of the Securities on the Exchange.

(b)                         Notwithstanding the foregoing, if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9(i) hereof or because of any refusal, inability or failure on the part of the Company or the Manager to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Manager, jointly and severally, will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.  If the sale of the Securities provided for herein is not consummated because of any termination pursuant to Sections 9(ii), (iii) or (iv) hereof, the Company and the Manager, jointly and severally, will reimburse the Underwriters severally through the Representatives on demand for one-half of all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

12.                       Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 8 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13.                       Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities.  The provisions of Section 7 shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

14.                       Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth

28

in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15.                       Miscellaneous.  (a) Authority of the Representatives.  Any action by the Underwriters hereunder may be taken by Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC on behalf of the Underwriters, and any such action taken by Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC shall be binding upon the Underwriters.

(b)                         Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters shall be given to Representatives c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, (fax: (212) 816-7912), Attention: General Counsel; Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division; UBS Securities LLC, 677 Washington Boulevard, Stamford, CT 06901, Attention: Fixed Income Syndicate, (tel:  (203 719-1088), (fax: (203) 719-0495) and Wells Fargo Securities, LLC, 301 S. College Street, 6th Floor, Charlotte, North Carolina 28288, (fax (704) 383-9165), Attention: Transaction Management.  Notices to the Company shall be given to it at 555 California Street, 50th Floor, San Francisco, CA 94104, (fax: (415) 391-3330), Attention: General Counsel.

(c)                          Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)                         Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)                          Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)                            Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

29

(g)                         Entire Agreement.  This Agreement, together with the exhibits, annexes and schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with regard to such matters.

30

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

KKR FINANCIAL HOLDINGS LLC

By:	/s/ MICHAEL R. MCFERRAN
	Title:	Chief Financial Officer and
Chief Operating Officer

KKR FINANCIAL ADVISORS LLC

By:	/s/ MICHAEL R. MCFERRAN
Title: Authorized Signatory

Accepted:  November 7, 2011

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ CHANDRU M. HARJANI
Name:	Chandru M. Harjani
Title:	Director

32

MORGAN STANLEY & CO. LLC

By:	/s/ YURIJ SLYZ
Name:	Yurij Slyz
Title:	Executive Director

33

UBS SECURITIES LLC

By:	/s/ DEMETRIOS TSAPRALIS
Name:	Demetrios Tsapralis
Title:	Executive Director

By:	/s/ THOMAS CURRAN
Name:	Thomas Curran
Title:	Managing Director

34

WELLS FARGO SECURITIES, LLC

By:	/s/ CAROLYN HUNLEY
Name:	Carolyn Hunley
Title:	Director

For themselves and on behalf of the several Underwriters listed in Schedule 1 hereto.

35

Schedule 1

Underwriter	Principal Amount
Citigroup Global Markets Inc.	$45,337,500
Morgan Stanley & Co. LLC	45,337,500
Wells Fargo Securities, LLC	45,337,500
UBS Securities LLC	45,337,500
KKR Capital Markets LLC	9,000,000
RBC Capital Markets, LLC	9,000,000
B.C. Ziegler and Company	1,237,500
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	1,237,500
BNY Mellon Capital Markets LLC	1,237,500
FBR Capital Markets & Co.	1,237,500
Janney Montgomery Scott LLC	1,237,500
Keefe, Bruyette & Woods, Inc.	1,237,500
KeyBanc Capital Markets Inc.	1,237,500
Morgan Keegan & Company, Inc.	1,237,500
Oppenheimer & Co. Inc.	1,237,500
Piper Jaffray & Co.	1,237,500
Raymond James & Associates, Inc.	1,237,500
Robert W. Baird & Co. Incorporated	1,237,500
Sandler O’Neill & Partners, L.P.	1,237,500
Stifel, Nicolaus & Company, Incorporated	1,237,500
William Blair & Company, LLC	1,237,500
C.L. King Associates, Inc.	1,012,500
Cabrera Capital Markets, LLC	1,012,500
Davenport & Company LLC	1,012,500
Halliday Financial Group	1,012,500
J.J.B. Hilliard, W.L. Lyons, LLC	1,012,500
M.R. Beal & Company	1,012,500
Samuel A. Ramirez & Co., Inc.	1,012,500

Total	$225,000,000

36

Annex A

November 15, 2011

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC
Wells Fargo Securities, LLC

and the other several
Underwriters named in Schedule 1
to the Underwriting Agreement
referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

UBS Securities LLC

677 Washington Boulevard
Stamford, CT 06901

Wells Fargo Securities, LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

We have acted as counsel to KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), in connection with the purchase by you of $225,000,000 aggregate principal amount of 8.375% Senior Notes due 2041 (the “Notes”) issued by the Company, pursuant to the Underwriting Agreement dated November 7, 2011 among the Company, KKR Financial Advisors LLC (the “Manager”) and you (the “Underwriting Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Underwriting Agreement.

We have examined the Registration Statement on Form S-3 (File No. 333-167479) (the “Registration Statement”) filed by the Company on June 11, 2010 under the Securities Act of 1933, as amended (the “Securities Act”); Post-Effective Amendment No. 1 to the Registration Statement filed by the Company under the Securities Act on November 7, 2011 (the “Post-Effective Amendment No. 1”); the Company’s prospectus dated November 7, 2011 (the “Base Prospectus”), as supplemented by the prospectus supplement dated November 7, 2011 (together with the Base Prospectus, the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act, which pursuant to Form S-3 incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2011, June 30, 2011 and September 30, 2011, the Company’s Current Reports on Form 8-K filed with the Commission on February 4, 2011, February 22, 2011, March 31, 2011, May 2, 2011, July 8, 2011, August 1, 2011 and November 3, 2011, the portions of the Company’s Proxy Statement for the 2011 annual meeting of holders of the Company’s Common Shares that are incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); the Company’s preliminary prospectus supplement dated November 7, 2011 (together with the Base Prospectus, the “Preliminary Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, the pricing term sheet dated November 7, 2011 relating to the Notes filed by the Company as a free writing prospectus pursuant to Rule 433 of the rules and regulations of the Commission under the Securities Act (the “Pricing Term Sheet” and together with the Preliminary Prospectus, the “Pricing Disclosure Package”); the Indenture dated as of November 15, 2011 (the “Indenture”) between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), relating to the Notes; the global note representing the Notes; and the Underwriting Agreement.  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals, or duplicates or certified or conformed copies, of such records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1.                                      The Manager has been duly formed and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has full limited liability company power and authority to conduct its business as described in the Registration Statement and the Prospectus.

2.                                      The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

3.                                      The Management Agreement has been duly authorized, executed and delivered by the Company and the Manager and constitutes a valid and legally binding obligation of the Company and the Manager, enforceable against the Company and the Manager in accordance with its terms.

4.                                      The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

5.                                      The statements made in each of the Pricing Disclosure Package, the Base Prospectus under the caption “Description of the Senior Notes and Guarantees” and the Prospectus under the caption “Description of the Notes,” including, in the case of the Pricing Disclosure Package, the information set forth in the Pricing Term Sheet, insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

7.                                      The Underwriting Agreement has been duly authorized, executed and delivered by the Manager.

8.                                      The issue and sale of the Notes by the Company, the execution, delivery and performance by the Company of the Underwriting Agreement and the execution and delivery of the Indenture by the Company will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the Certificate of Formation or Operating Agreement of the Company or any federal or New York State statute or the Delaware Limited Liability Company Act or any rule or regulation that has been issued pursuant to any federal or New York State statute or the Delaware Limited Liability Company Act or any order known to us issued pursuant to any federal or New York State statute or the Delaware Limited Liability Company Act by any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

9.                                      No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware Limited Liability Company Act or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware Limited Liability Company Act is required for the issue and sale of the Notes by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement and the Indenture, except for the registration under the Securities Act and the Exchange Act of the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

10.                               The Post-Effective Amendment No. 1 has become effective under the Securities Act, the Preliminary Prospectus was filed on November 7, 2011 and the Prospectus was filed on November [  ], 2011, in each case pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)) of the rules and regulations of the Commission under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Post-Effective Amendment No. 1 has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

Our opinions set forth in paragraphs 2 and 4 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.  In addition, we express no opinion as to the validity, legally binding effect or enforceability of Section 25 of the Management Agreement relating to the severability provisions of the Management Agreement or Section [111] of the Indenture relating to the severability of provisions of the Indenture.

Insofar as the opinions expressed herein, other than our opinion set forth in paragraph 1 above, relate to or are dependent upon (i) matters governed by the law of the State of Delaware, we have relied upon the opinion of Richards, Layton & Finger, P.A. dated the date hereof and (ii) matters related to the Investment Company Act of 1940, as amended, we have relied upon the opinion of Willkie Farr & Gallagher LLP dated the date hereof.  With respect to United States federal income tax matters, we understand that you are relying on the opinion of Hunton & Williams LLP dated the date hereof.

We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and, to the extent set forth herein, the Delaware Limited Liability Company Act.

This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

November 15, 2011

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC
Wells Fargo Securities, LLC

and the other several

Underwriters named in Schedule 1

to the Underwriting Agreement

referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

UBS Securities LLC

677 Washington Boulevard
Stamford, CT 06901

Wells Fargo Securities, LLC

301 S. College Street

Charlotte, NC 28288

Ladies and Gentlemen:

We have acted as counsel to KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), in connection with the purchase by you of $225,000,000 aggregate principal amount of 8.375% Senior Notes due 2041 (the “Notes”) issued by the Company, pursuant to the Underwriting Agreement dated November 7, 2011 among the Company, KKR Financial Advisors LLC (the “Manager”) and you (the “Underwriting Agreement”).

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement on Form S-3 (File No. 333-167479), (the “Registration Statement”) filed by the Company on June 11, 2010 under the Securities Act of 1933, as amended (the “Securities Act”); Post-Effective Amendment No. 1 to the Registration Statement (“Post-Effective Amendment No. 1”) filed by the Company under the Securities Act on November 7, 2011; the Company’s prospectus dated November 7, 2011 (the “Base Prospectus”), as supplemented by the prospectus supplement dated November 7, 2011 (together with the Base Prospectus, the “Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act; the Company’s preliminary prospectus supplement dated November 7, 2011 (together with the Base Prospectus, the “Preliminary Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; the pricing term sheet dated November 7, 2011 relating to the Notes filed by the Company as a free writing prospectus pursuant to Rule 433 of the rules and regulations of the Commission under the Securities Act (such free writing prospectus, together with the Preliminary Prospectus, the “Pricing Disclosure Package”) or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, the Company’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2011, June 30, 2011 and September 30, 2011, the Company’s Current Reports on Form 8-K filed with the Commission on February 4, 2011, February 22, 2011, March 31, 2011, May 2, 2011, July 8, 2011, August 1, 2011 and November 3, 2011, the portions of the Company’s Proxy Statement for the 2011 annual meeting of holders of the Company’s Common Shares that are incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act” and such filings, collectively, the “Exchange Act Documents”), and incorporated or deemed incorporated by reference in the Post-Effective Amendment No. 1, the Prospectus and the Pricing Disclosure Package, and we take no responsibility therefor, except as and to the extent set forth in numbered paragraph 5 of our opinion letter to you dated the date hereof.

In connection with, and under the circumstances applicable to, the offering of the Notes, we participated in conferences with certain officers and employees of the Company and the Manager, with representatives of Hunton & Williams LLP, Willkie Farr & Gallagher LLP and Richards, Layton & Finger, P.A., representatives of Deloitte & Touche LLP, and your representatives and your counsel in the course of the preparation by the Company of the Prospectus and the Pricing Disclosure Package (in each case, excluding the Exchange Act Documents) and also reviewed certain records and documents furnished to us, or publicly filed with the Commission, by the Company and the Manager, as well as the documents delivered to you at the closing.  Based upon our review of the Post-Effective Amendment No. 1, the Prospectus, the Pricing Disclosure Package and the Exchange Act Documents, our participation in the conferences referred to above, our review of the records and documents as described above, as well as our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder:

(1)                                  we advise you that each of the Post-Effective Amendment No. 1 as of the date it first became effective under the Securities Act, and the Prospectus, as of November 7, 2011, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and the documents incorporated by reference in the Preliminary Prospectus and the Prospectus, as of the date each respective document was filed with the Commission, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no view with respect to the financial statements or other financial or accounting data contained in, incorporated or deemed incorporated by reference in, or omitted from the Post-Effective Amendment No. 1, the Prospectus or the Exchange Act Documents; and

(2)                                  nothing has come to our attention that causes us to believe that (a) the Post-Effective Amendment No. 1 (including the Exchange Act Documents incorporated or deemed incorporated by reference therein), as of November 7, 2011, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (b) the Pricing Disclosure Package (including the Exchange Act Documents incorporated or deemed incorporated by reference therein), as of [  ] (New York time) on November 7, 2011, the time of the pricing of the offer of the Notes, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Prospectus (including the Exchange Act Documents incorporated or deemed incorporated by reference therein), as of November 7, 2011 or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief in any of clauses (a), (b) or (c) above with respect to the financial statements or other financial or accounting data contained in, incorporated or deemed incorporated by reference in, or omitted from the Post-Effective Amendment No. 1, the Preliminary Prospectus, the Prospectus or the Exchange Act Documents.

This letter is delivered to you in connection with the above-described transaction.  This letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

Annex B

KKR Financial Holdings LLC

555 California Street

San Francisco, CA 94104

November 15, 2011

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC
Wells Fargo Securities, LLC

c/o

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

UBS Securities LLC

677 Washington Boulevard
Stamford, CT 06901

Wells Fargo Securities, LLC

301 S. College Street

Charlotte, NC 28288

As Representatives of the Underwriters

Ladies and Gentlemen:

I am the General Counsel of KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), and have advised the Company, in part, in connection with the Company’s public offering (the “Offering”) of $225,000,000 aggregate principal amount of its 8.375% Senior Notes due 2041 (the “Underwritten Securities”), together with an option to purchase up to $33,750,000 aggregate principal amount of its 8.375% Senior Notes due 2041  to cover over-allotments (the “Option Securities”).  The Underwritten Securities and the Option Securities are herein referred to as the “Securities.”  The Securities will be delivered pursuant to an indenture dated as of November 15, 2011 as supplemented by a supplemental indenture dated as of November 15, 2011 (as supplemented, the “Indenture”) by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”).  This opinion is being delivered pursuant to Section 6(g) of the Underwriting Agreement dated November 7, 2011 (the “Underwriting Agreement”) among the Company, KKR Financial

Advisors LLC, a Delaware limited liability company (the “Manager”), and Citigroup Global Markets Incorporated as representatives of the several underwriters named therein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Underwriting Agreement.

As such counsel and for purposes of my opinions set forth below, either I or persons that I supervise have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments as I have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation:

(a)                                  the Certificate of Formation of the Company, certified as of November [    ], 2011 by the Secretary of State of the State of Delaware;

(b)                                 the Certificate of Formation of the Manager, as amended, as certified as of November [    ], 2011 by the Secretary of State of the State of Delaware;

(c)                                  the Amended and Restated Operating Agreement of the Company, dated as of May 7, 2009, as amended February 28, 2010;

(d)                                 the Limited Liability Company Agreement of the Manager, dated as of July 9, 2004;

(e)                                  the Amended and Restated Management Agreement, as amended, dated as of June 15, 2007;

(f)                                    a certificate, dated November [    ], 2011, issued by the Secretary of State of the State of California, with respect to the authorization of the Company to do business in the State of California;

(g)                                 a certificate, dated November [    ], 2011, issued by the Secretary of State of the State of California, with respect to the authorization of the Manager to do business in the State of California;

(h)                                 a good standing certificate for the Company, issued by the Secretary of State of the State of Delaware on November [    ], 2011;

(i)                                     a good standing certificate for the Manager, issued by the Secretary of State of the State of Delaware on November [    ], 2011;

(j)                                     a certificate, dated November [    ], 2011, issued by the Department of State of the State of New York, with respect to the authorization of the Company to do business in the State of New York;

(k)                                  resolutions with respect to the Offering of (i) the board of directors of the Company adopted on November [3], 2011, (ii) the affiliated transactions committee of the board of directors of the Company adopted on November [3], 2011 and (iii) the pricing committee appointed by the board of directors of the Company adopted on November [    ], 2011;

(l)                                     a written consent of the sole member of the Manager, dated as February 9, 2009, authorizing the execution of the Underwriting Agreement by the Manager;

(m)                               Opinions of Simpson Thacher & Bartlett LLP, Richards, Layton & Finger, P.A., Hunton & Williams LLP and Willkie Farr & Gallagher LLP, each dated as of the date hereof;

(n)                                 the Registration Statement, dated as of June 11, 2010, including the exhibits thereto, the Post-Effective Amendment No. 1 to the Registration Statement, dated as of November 7, 2011, including the exhibits thereto, and the information incorporated by reference therein;

(o)                                 the Preliminary Prospectus, dated as of November 7, 2011, and the Prospectus dated as of November [7], 2011, and the information incorporated by reference therein;

(p)                                 each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act of 1933, as amended) listed on Annex F to the Underwriting Agreement;

(q)                                 those of the current and periodic reports filed by the Company with the Commission that are specifically incorporated by reference into the Disclosure Package and the Prospectus;

(r)                                    the Underwriting Agreement; and

(s)                                  the Indenture;

In addition to the foregoing, either I or persons that I supervise have made such investigations of law as I have deemed necessary or appropriate as a basis for the opinions set forth herein.

As to factual matters, I have relied upon representations included in the Underwriting Agreement, upon certificates of officers of the Company and the Manager, and upon certificates of public officials.  Whenever the phrases “to my knowledge” or “to my attention” are used herein, they refer to my actual knowledge or the attention of the persons that I supervise involved in the representation of the Company and the Manager in the Offering without independent investigation.

In such examination and in rendering the opinions expressed below, I have assumed:  (i) the genuineness of all signatures on all documents submitted to me; (ii) the authenticity and completeness of all documents, corporate records, certificates and other instruments submitted to me; (iii) that photocopy, electronic, certified, conformed, facsimile and other copies submitted to me of original documents, corporate records, certificates and other instruments conform to the original documents, records, certificates and other instruments, and that all such original documents, corporate records, certificates and instruments were authentic and complete; (iv) the legal capacity of all individuals executing documents; and (v) that the statements contained in the certificates and comparable documents of public officials, officers and representatives of the Company and the Manager and other persons on which I have relied for the purposes of this opinion are true and correct and that there has not been any change in the good standing status of the Company or the Manager from that reported in the good standing certificates identified above.  I have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by me during the preparation of this opinion should not be regarded as such an investigation.

Based upon the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth herein, I am of the following opinion:

To my knowledge, each of the Company and the Manager is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification.

To my knowledge, there are no statutes or pending or threatened legal or governmental proceedings required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus which are not described as required, or any contracts or documents required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus which are not described as required; and the statements made in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption “Item 1. Business — Management Agreement,” insofar as they purport to constitute summaries of certain terms of documents and certain legal matters referred to therein, constitute accurate summaries of the terms of such documents and such legal matters in all material respects.

To my knowledge, there are no contracts or agreements between the Company, on the one hand, and any other person, on the other hand, granting such person the right to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

* * * * *

The opinions set forth in paragraph 1 above with respect to the good standing of each of the Company and the Manager in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification is based solely on the good standing certificates identified above.

In rendering the opinions set forth above, I have relied (A) as to matters involving the application of laws of the Delaware Limited Liability Company Act, upon the opinion of Richards, Layton & Finger, P.A. and (B) as to matters of fact, on certificates of responsible officers of the Company and the Manager and public officials.

This opinion letter deals only with the specified legal issues expressly addressed herein, and you should not infer any opinion that is not explicitly addressed herein from any matter stated in this letter.

This opinion letter is rendered to you and the several Underwriters in connection with the above-described transaction.  This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without my prior written consent, except that the Trustee may rely upon paragraph 1 above, subject to the qualifications, assumptions and limitations relating thereto.  This opinion letter is rendered to you as of the date hereof and is not to be deemed to have been reissued by any subsequent delivery as permitted above, and I assume no obligation to advise you or any other person hereafter with regard to any change after the date hereof in the circumstances or the law that may bear on the matters set forth herein even though the change may affect the legal analysis or a legal conclusion or other matters in this opinion letter.

Very truly yours,

Nicole J. Macarchuk

Annex C

[Letterhead of Richards, Layton & Finger, P.A.]

November     , 2011

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC

Wells Fargo Securities, LLC

as representatives of the several underwriters named

in the Underwriting Agreement (as defined below)

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o UBS Securities LLC

677 Washington Boulevard

Stamford, CT 06901

c/o Wells Fargo Securities, LLC

301 S. College Street

Charlotte, North Carolina 28288

Re:                               KKR Financial Holdings LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel for KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), in connection with the matters set forth herein.  This opinion is being furnished to you pursuant to Section 6(h) of the Underwriting Agreement, dated November     , 2011 (the “Underwriting Agreement”), between the Company and KKR Financial Advisors LLC (the “Manager”), and accepted by Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, for themselves and on behalf of the several underwriters listed on Schedule 1 thereto (collectively, the “Underwriters”), relating to the issuance and sale by the Company to the Underwriters of $[    ] million aggregate principal amount of [    ]% notes due 2041 of the Company (the “Firm Securities”), and an option for

the Underwriters to purchase from the Company up to an additional $[    ] million principal amount of [    ]% notes due 2041 of the Company (the “Option Securities”, and together with the Firm Securities, the “Securities”).

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a)                                  The Certificate of Formation of the Company, dated January 17, 2007 (the “LLC Certificate”), as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on January 17, 2007;

(b)                                 The Operating Agreement of the Company, dated as of January 17, 2007, entered into by KKR Financial Corp., as the sole member of the Company (in such capacity, the “Initial Member”);

(c)                                  The Amended and Restated Operating Agreement of the Company, dated as of May 3, 2007, as amended effective March 24, 2009, among the Manager, the Initial Member, and the other persons or entities who become members in the Company, as further amended by Amendment No. 1 thereto, dated as of February 28, 2010 (as so amended, the “Operating Agreement”);

(d)                                 The Directors’ Consent to Action in Lieu of a Meeting of the Board of Directors of the Company (the “Board”), dated May 4, 2007 (the “May 2007 Board Resolutions”), relating to the Management Agreement (as defined below);

(e)                                  The Resolutions of the Board, adopted by the Board at a meeting of the Board on November 16, 2009 (the “November 2009 Board Resolutions”, and together with the May 2007 Board Resolutions, the “Management Agreement Resolutions”), relating to the Management Agreement;

(f)                                    The Amended and Restated Management Agreement, dated as of May 4, 2007, among the Company, the Initial Member and the Manager, as amended by the First Amendment Agreement, dated June 15, 2007 (as so amended, the “Management Agreement”);

(g)                                 An Incumbency Certificate of the Company, dated as of May 4, 2007, executed by the Secretary of the Company;

(h)                                 The Resolutions of the Board, adopted by the Board at a meeting of the Board on November [3], 2011 (the “Board Resolutions”), relating to the authorization of the Securities;

(i)                                     The Resolutions of the Pricing Committee of the Board, adopted by the Pricing Committee of the Board at a meeting of the Pricing Committee of the Board on November     , 2011 (the “Pricing Committee Resolutions”), relating to the offering, issuance and sale of the Securities and the approval of the Underwriters and the Underwriting Agreement;

(j)                                     The Underwriting Agreement;

(k)                                  Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-167479), as filed with the Securities and Exchange Commission (the “Commission”) on November 7, 2011 (excluding the exhibits thereto), including a related prospectus, dated November 7, 2011 (the “Base Prospectus”);

(l)                                     The Preliminary Prospectus Supplement to the Base Prospectus, dated November 7, 2011, as filed with the Commission on November 7, 2011 (the “Preliminary Prospectus Supplement”), relating to the issuance of the Securities;

(m)                               The Prospectus Supplement to the Base Prospectus, dated November     , 2011, as filed with the Commission on November     , 2011 (the “Prospectus Supplement”), relating to the issuance of the Securities;

(n)                                 The free writing prospectus, attached as Annex G to the Underwriting Agreement (the “Free Writing Prospectus”);

(o)                                 The Indenture, dated as of November     , 2011 (the “Base Indenture”), between the Company, as issuer, and Wilmington Trust, National Association, as trustee (the “Trustee”), relating to the Securities;

(p)                                 [The First Supplemental Indenture, dated as of November    , 2011 (the “Indenture Supplement”), between the Company, as issuer, and the Trustee, relating to the Securities;]

(q)                                 [The [    ]% Note due 2041, dated November     , 2011 (the “Note”), in the principal amount of $[    ], executed by the Company and authenticated by the Trustee;]

(r)                                    An Officer’s Certificate relating to the Company, dated as of November     , 2011, as to certain matters; and

(s)                                  A Certificate of Good Standing for the Company, dated November     , 2011, obtained from the Secretary of State.

The Base Prospectus, as amended by the Prospectus Supplement, is hereinafter referred to as the “Prospectus”.  The Base Prospectus together with the Preliminary Prospectus Supplement and the Free Writing Prospectus are hereinafter referred to as the “Disclosure Package”.  The Base Indenture, as supplemented by the Indenture Supplement, is hereinafter referred to as the “Indenture”.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (s) above.  In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (s) above) that is referred to in or incorporated by reference into the documents reviewed by us.  We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.  We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the LLC Certificate, the Operating Agreement, the Management Agreement Resolutions, the Board Resolutions and the Pricing Committee Resolutions are in full force and effect, have not been amended and no amendment of such documents is pending or has been proposed, (ii) that there are no proceedings pending or contemplated for the merger, consolidation, conversion, dissolution, liquidation or termination of the Company, (iii) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (iv) the legal capacity of natural persons who are signatories to the documents examined by us, (v) except to the extent provided in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vi) except to the extent provided in paragraph 4 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, and (vii) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of such document prior to its amendment or restatement from time to time.  We express no opinion with respect to the Base Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement or the Free Writing Prospectus, and we assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the securities, blue sky and tax laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto.  Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

The Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

The Company has the necessary limited liability company power and authority to own, lease and operate its properties and to conduct its business, as described in the Disclosure Package and the Prospectus, and to execute and deliver the Underwriting Agreement,  the Indenture and the Note, and to perform its obligations under the Underwriting Agreement, the Indenture, the Note and the Management Agreement.

The total number of Common Shares and Preferred Shares that the Company is authorized to issue pursuant to the Operating Agreement is as set forth in the Base Prospectus under the heading “Authorized Shares” and in the Preliminary Prospectus Supplement and the Prospectus Supplement in the line items “Preferred shares” and “Common shares” under the heading “Capitalization”.

The execution and delivery of the Underwriting Agreement, the Indenture, the Note and the Management Agreement by the Company, and the performance by the Company of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of the Company.  The Underwriting Agreement, the Indenture, the Note and the Management Agreement have been duly executed and delivered by the Company.

No consent, approval, authorization or order of, or filing with, any court of the State of Delaware or governmental agency or body of the State of Delaware is required to be obtained or made by the Company in connection with the issuance and sale of the Securities or the execution, delivery or performance by the Company of the Underwriting Agreement, the Indenture or the Note.

The execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture and the Note, the issuance and sale of the Securities by the Company pursuant to the Underwriting Agreement, and the consummation of the other transactions contemplated by the Underwriting Agreement, the Indenture and the Note, do not violate (i) the LLC Certificate or the Operating Agreement, (ii) any Delaware statute, law, rule or regulation, or (iii) after due inquiry on November     , 2011, limited to, and solely to the extent reflected on, the results of computer searches of court dockets in the Lexis/Nexis file system for active cases, naming the Company as a party, of the Court of Chancery of the State of Delaware in and for New Castle, Kent and Sussex Counties, Delaware, and of the Superior Court of the State of Delaware in and for New Castle, Kent and Sussex Counties, Delaware, and in the Webpacer efile system of the United States District Court sitting in the State of Delaware and of the United States Bankruptcy Court sitting in the State of Delaware, any judgment, order or decree of any such court.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the Company’s execution of the Underwriting Agreement.  In connection with the foregoing, we hereby consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect.  We also consent to Nicole J. Macarchuk, Esq.’s and Simpson Thacher & Bartlett LLP’s relying as to all matters governed by or arising under the laws of the State of Delaware upon this opinion, as if this opinion was addressed to them, in connection with opinions to be rendered by them pursuant to the Underwriting Agreement.  Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

MVP/KEJ

Annex D

November     , 2011

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC

Wells Fargo Securities, LLC

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

UBS Securities LLC

677 Washington Boulevard
Stamford, CT 06901

Wells Fargo Securities, LLC

301 S. College Street

Charlotte, NC 28288

KKR Financial Holdings LLC

555 California Street, 50th Floor

San Francisco, CA 94104

KKR Financial Holdings LLC

[    ]% Senior Notes due 2041

Certain U.S. Federal Income Tax Consequences

Ladies and Gentlemen:

We have acted as special tax counsel to KKR Financial Holdings LLC, a Delaware limited liability company (the “Company”), in connection with the preparation of a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) dated November 7, 2011 and a prospectus supplement (the “Final Prospectus Supplement” and together with the Preliminary Prospectus Supplement, the “Prospectus Supplement”) dated November     , 2011, to a prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on November 7, 2011 as part of post-effective amendment no. 1 to a registration statement on Form S-3 (File No. 333-167479) (the “Registration Statement”),

with respect to the offer and sale of $[ ] aggregate principal amount of       % Senior Notes due 2041 (the “Notes”), issued pursuant to an indenture dated November     , 2011.  This opinion is furnished at the request of the Company pursuant to Section 6(i) of the Underwriting Agreement, dated November     , 2011, among the Company, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC.

In giving this opinion letter, we have examined the following:

1.                                       the Company’s Amended and Restated Operating Agreement;

2.                                       the Registration Statement and the Prospectus and Prospectus Supplement filed as a part of the Registration Statement; and

3.                                       such other documents as we have deemed necessary or appropriate for purposes of this opinion.

In connection with the opinions rendered below, we have assumed, with your consent, that:

1.                                       each of the documents referred to above has been duly authorized, executed, and delivered; is authentic, if an original, or is accurate, if a copy; and has not been amended;

2.                                       during its taxable year ending December 31, 2011, and future taxable years, the Company will operate in a manner that will make the factual representations contained in a certificate, dated the date hereof and executed by a duly appointed officer of the Company (the “Officer’s Certificate”), true for such years, without regard to any qualification as to knowledge or belief;

3.                                       the Company will not make any amendments to its organizational documents after the date of this opinion that would affect the opinions expressed below; and

4.                                       no action will be taken by the Company after the date hereof that would have the effect of altering the facts upon which the opinions set forth below are based.

In connection with the opinions rendered below, we also have relied upon the correctness, without regard to any qualification as to knowledge or belief, of the factual representations contained in the Officer’s Certificate.  Where the factual representations in the Officer’s Certificate involve terms defined in the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations thereunder (the “Regulations”), published rulings of the Internal Revenue Service (the “Service”), or other relevant authority, we have reviewed with the individual making such representations the relevant provisions of the Code, the applicable Regulations, the published rulings of the Service, and other relevant authority.  No facts have come to our attention that would cause us to question the accuracy and completeness of such factual representations.

Based solely on the documents and assumptions set forth above, the representations set forth in the Officer’s Certificate, and the discussions incorporated by reference in the Prospectus Supplement from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption Item 1A. “Risk Factors—Tax Risks,” in the Prospectus Supplement under the caption “Additional Material U.S. Federal Income Tax Considerations” and in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations” (which are incorporated herein by reference), we are of the opinion that:

(a)          the Company will be treated as a partnership, and not as an association or a publicly traded partnership taxable as a corporation, under the Code; and

(b)         the descriptions of the law and the legal conclusions incorporated by reference in the Prospectus Supplement from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption Item 1A. “Risk Factors—Tax Risks,” and contained in the Prospectus Supplement under the caption “Additional Material U.S. Federal Income Tax Considerations” and in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations” are correct in all material respects and the discussions thereunder fairly summarize the U.S. federal income tax considerations that are likely to be material to a holder of the Notes.

We will not review on a continuing basis the Company’s compliance with the documents or assumptions set forth above, or the representations set forth in the Officer’s Certificate.  Accordingly, no assurance can be given that the actual results of the Company’s operations for any given taxable year will allow it to be taxed as partnership, and not as an association or a publicly traded partnership taxable as a corporation, for U.S. federal income tax purposes. Although we have made such inquiries and performed such investigations as we have deemed necessary to fulfill our professional responsibilities as counsel, we have not undertaken an independent investigation of all of the facts referred to in this letter or the Officer’s Certificate.

We do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness, or fairness of the statements contained in the Prospectus Supplement or the Prospectus (other than the descriptions of the law and the legal conclusions incorporated by reference in the Prospectus Supplement from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption Item 1A. “Risk Factors—Tax Risks” and contained in Prospectus Supplement under the caption “Additional Material U.S. Federal Income Tax Considerations” and in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations,” as set forth in (b) above).

The foregoing opinions are based on current provisions of the Code and the Regulations, published administrative interpretations of any of the foregoing, and published court decisions.  The Service has not issued Regulations or administrative interpretations with respect to various provisions of the Code relating to partnership classification.  No assurance can be given that the law will not change in a way that could cause the Company to be taxable as a corporation for U.S. federal income tax purposes.

The foregoing opinions are limited to the U.S. federal income tax matters addressed herein, and no other opinions are rendered with respect to other U.S. federal tax matters or to any issues arising under the tax laws of any other country, or any state or locality.  We undertake no obligation to update the opinions expressed herein after the date of this letter.  This opinion letter is issued to you, and it speaks only as of the date hereof.  This opinion letter may not be distributed, relied upon for any purpose by any other person, quoted in whole or in part or otherwise reproduced in any document, or filed with any governmental agency without our express written consent.

CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE SERVICE, WE INFORM YOU THAT (A) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Very truly yours,

01655/09346

Annex E

November [ ], 2011

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC
Wells Fargo Securities, LLC

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

UBS Securities LLC

677 Washington Boulevard
Stamford, CT 06901

Wells Fargo Securities, LLC

301 S. College Street

Charlotte, NC 28288

As Representatives of the Underwriters

Re:                       Status of KKR Financial Holdings LLC under the Investment Company Act of 1940

Ladies and Gentlemen:

We have acted as special investment company counsel to KKR Financial Holdings LLC (“KFN”), a Delaware limited liability company, in connection with the purchase by you of $[_] aggregate principal amount of [_]% Senior Notes due 2041 (the “Notes”) issued by KFN, pursuant to the Underwriting Agreement dated November [  ], 2011 among KFN, KKR Financial Advisors LLC (the “Manager”) and you (the “Underwriting Agreement”).  All capitalized terms used and not otherwise defined in this letter have the meanings given to them in the Underwriting Agreement.  We are rendering the opinions expressed in this letter at the request of KFN pursuant to paragraph 6(j) of the Underwriting Agreement.

For purposes of the opinions expressed in this letter, we have relied as to all factual matters on certificates of officers of KFN and its affiliates; the Underwriting Agreement; the portions of the following documents discussing specifically the Investment Company Act of 1940 (the “Investment Company Act”) as applicable to KFN and its subsidiaries:  (1) the Registration Statement on Form S-3 (File No. 333-167479), (the “Registration Statement”) filed by KFN on June 11, 2010 under the Securities Act of 1933, as amended (the “Securities Act”), (2) the Post-Effective Amendment No. 1 to the Registration Statement (“Post-Effective Amendment No. 1”) filed by KFN under the Securities Act on November 7, 2011; (3) KFN’s prospectus dated November 7, 2011 (the “Base Prospectus”), as supplemented by the prospectus supplement dated November 7, 2011 (together with the Base Prospectus, the “Prospectus”), filed by KFN pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Securities Act; (4)  KFN’s preliminary prospectus supplement dated November 7, 2011 (together with the Base Prospectus, the “Preliminary Prospectus”), filed by KFN pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; (5) KFN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010; and (6) KFN’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2011, June 30, 2011 and September 30, 2011, respectively; and on such other memoranda, instruments, documents and records of KFN and its subsidiaries and affiliates provided to us by KFN or its representatives as we have deemed necessary or appropriate as a basis for the opinions expressed below (collectively, the “Operative Documents”).  In our examination and in rendering our opinions, we have assumed (i) the genuineness of all signatures of all parties; (ii) the authenticity of all corporate records, agreements, documents, instruments and certificates of KFN and its subsidiaries and affiliates submitted to us as originals, the conformity to original documents and agreements of all documents and agreements submitted to us as conformed, certified or photostatic copies and the authenticity of the originals of such conformed, certified or photostatic copies; (iii) the due authorization, execution and delivery of all documents and agreements (including, as applicable, the Operative Documents) by all parties to such documents and agreements and the binding effect of such documents and agreements (including, as applicable, the Operative Documents) on all parties; (iv) the legal right and power of all parties under all applicable laws and regulations to enter into, execute and deliver such documents and agreements; and (v) the capacity of natural persons.  We have relied, as to all questions of fact material to our opinions, without independent check or verification, upon representations contained in the Operative Documents, the certificates of KFN and its officers and affiliates, and certificates of public officials.  We have assumed that KFN will operate its business only as described in the Operative Documents.

The legal bases for our opinions are Section 3 of the Investment Company Act, and relevant reported cases, rules, regulations and orders thereunder, as well as advisory opinions, no-action letters, and published interpretative positions of the Commission and its staff, releases relating thereto, and other authority cited in the aforementioned sources and we have reviewed only those laws, rules and regulations, and those requirements as to regulatory consents, authorizations, registrations, approvals and filings which, in our experience, are normally applicable to the instant scenario.  Our opinions are based on our interpretation of these authorities and principles we believe to be applicable to that interpretation.  Our opinions are based on our interpretation of the legal authorities we have examined, which are subject to retroactive and prospective changes by legislation, administrative action or judicial decision.

Based on the foregoing, we are of the opinion that:

1.               KFN is not, and after receipt of the proceeds from the offering of the Notes and the application thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act; and

2.               The descriptions of the law and the legal conclusions contained in KFN’s Annual Report on Form 10-K for the year ended December 31, 2010 under the caption “Risk Factors - Risks Related to our Organization and Structure - Maintenance of our Investment Company Act exemption imposes limits on our operations, which may adversely affect our results of operations.” and the descriptions in KFN’s Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2011 under “Part I - Financial Information - Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations - Our Investment Company Act Status” and “Part II — Other Information — Item 1A — Risk Factors - If the SEC were to disagree with our Investment Company Act determinations, our business could be adversely affected,” insofar as such descriptions relate to the Investment Company Act, are correct in all material respects and fairly summarize the considerations under the Investment Company Act that are likely to be material to holders of the Notes.

The opinions expressed in this letter are limited to the laws of the State of New York and the federal laws of the United States as in effect on the date of this letter typically applicable to transactions of the type contemplated by the Operative Documents and to the specific legal matters expressly addressed in this letter, and no opinion is expressed or implied with respect to the laws of any other jurisdiction or any legal matter not expressly addressed in this letter.

We express no opinion as to provisions of the Operative Documents insofar as such provisions relate to (a) the subject matter jurisdiction of a United States federal court to adjudicate any controversy relating to the Operative Documents, (b) the waiver of inconvenient forum with respect to proceedings in any such United States federal court, (c) the waiver of right to a jury trial, (d) the validity or enforceability under certain circumstances of provisions of the Operative Documents with respect to severability or any right of setoff or (e) limitations on the effectiveness of oral amendments, modifications, consents and waivers.

No person or entity other than you may rely or claim reliance upon this letter, provided, that Nicole J. Macarchuk, Esq. and Simpson Thacher & Bartlett LLP may, in rendering their opinions to the Underwriters pursuant to the Underwriting Agreement, rely on the opinions expressed in this letter as if such letter were addressed to them, as to all matters relating to the Investment Company Act.  This letter may not be quoted, distributed or disclosed, except to your counsel or auditors or as required by law, or otherwise as expressly permitted in the previous sentence, without our prior written consent.

This letter speaks only as of the date above.  We undertake no responsibility to update or supplement this letter after the date above.

Very truly yours,

Annex F

Disclosure Package

Term sheet containing the terms of the Securities, substantially in the form of Annex G.

Annex G

Filed pursuant to Rule 433
Registration No. 333-167479

KKR Financial Holdings LLC

Pricing Term Sheet

Date: November 7, 2011

Issuer:	KKR Financial Holdings LLC

Security Description:	8.375% Senior Notes due 2041 (the “Notes”)

Principal Amount:	$225,000,000

Over-allotment Option:	$33,750,000

Trade Date:	November 7, 2011

Settlement Date:	T+5; November 15, 2011

Maturity Date:	November 15, 2041

Interest Payment Dates:	February 15, May 15, August 15 and November 15 of each year, beginning February 15, 2012

Coupon (Interest Rate):	The Notes will bear interest from November 15, 2011 at the rate of 8.375% per year, payable quarterly in arrears.

Public Offering Price:	$25 per Note

Optional Redemption:

The Issuer may redeem the Notes, in whole or in part, at any time on or after November 15, 2016 at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the redemption date.

Listing:	The Issuer intends to list the Notes on the New York Stock Exchange and expects trading in the Notes to begin within 30 days after the Notes are first issued.

Use of Proceeds:

The net proceeds from the sale of the Notes are estimated to be approximately $217,981,788* (or approximately $250,668,663* if the underwriters exercise their overallotment option in full) after deducting the underwriters’ discount but before estimated expenses. The Issuer intends to use a portion of the net proceeds to repurchase or repay a portion of its existing senior indebtedness, with the remaining proceeds to be used for general corporate purposes.

CUSIP/ISIN:	48248A405 / US48248A4058

Anticipated Ratings**:	[INTENTIONALLY OMITTED]

Joint Book-Running Managers:	Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

UBS Securities LLC

Wells Fargo Securities, LLC

Co-Managers:	KKR Capital Markets LLC

RBC Capital Markets, LLC

*	Reflects sales to certain institutions as described in footnote 2 to the cover page of the Preliminary Prospectus Supplement dated November 7, 2011.
**

Note: An explanation of the significance of ratings may be obtained from the rating agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Citigroup Global Markets Inc. toll-free at 1-877-858-5407, Morgan Stanley & Co. LLC toll-free at 1-866-718-1649, UBS Securities LLC toll-free at 1-877-827-6444, ext. 561 3884 or Wells Fargo Securities, LLC toll-free at 1-800-326-5897.